Peoples Bancorp®

Nasdaq: PEBO

Investor Presentation

November 2011

Chuck Sulerzyski
President and Chief Executive Officer

Ed Sloane
Chief Financial Officer and Treasurer

Safe Harbor Statement

Statements in this presentation which are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. ("Peoples").

The information contained in this presentation should be read in conjunction with Peoples' 2010 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the quarter ended September 30, 2011, filed with the Securities and Exchange Commission ("SEC") and available on the SEC's website (www.sec.gov) or at Peoples' website (www.peoplesbancorp.com).

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in Peoples' 2010 Annual Report on Form 10-K filed with the SEC under the section, "Risk Factors" in Part I, Item 1A. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's knowledge of Peoples' business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

Peoples Bancorp

Strategic Priorities

CLEAN	• Diligent focus on problem loan workouts • Meaningful improvement in credit costs • TARP return expected by January 2012
LEAN	• Improve operating efficiencies via expense reductions • Free up capacity to grow our business
MEAN	• Enhance marketing and brand awareness • Build sales force & sales management discipline • Retool distribution system • Improve balance sheet mix • Explore M&A opportunities

Discussion Points

- Background
- Credit – How do we know it's fixed?
- Efficiency – How will we control costs?
- Growth – How will we grow?
- Summary

Background

Corporate Profile

- **Financial holding company headquartered in Marietta, Ohio.**
  - Provide a broad range of banking, insurance, and investment services
- **Current snapshot:**
  - Assets: $1.8 billion
  - Loans: $951 million
  - Deposits: $1.3 million
  - Market capitalization: $144 million
  - Over 125,000 client relationships
  - Over 75,000 households
- **Current footprint**
  - Located along major transportation routes
  - Demographics:
    - » Total population: Approx. 856,000
    - » Median income: $48,850
  - Key industries:
    - » Health care
    - » Plastics/petrochemicals manufacturing
    - » Education and social services
    - » Oil/gas/coal production (shale opportunities)
    - » Tourism



Cleveland
77
OH
Columbus
70
Zanesville
Lancaster
33
71
Cincinnati
Morgantown
79
50
Marietta
WV
Ashland
Huntington
64
Charleston
KY

Financial data as of September 30, 2011
Market data as of November 14, 2011

Recent Financial Summary

	Metrics	3Q 2010	4Q 2010	1Q 2011	2Q 2011	3Q 2011
Financial Performance	Diluted EPS	($0.01)	$0.01	$ 0.13	$0.26	$0.35
	Return on common equity	– 0.20%	0.11%	2.83%	5.49%	7.19%
	Net interest margin (FTE)	3.58%	3.44%	3.43%	3.43%	3.39%
	Efficiency	58.78%	62.14%	65.21%	67.43%	69.70%
Capital	Tier 1 common equity	11.13%	11.59%	11.72%	12.05%	12.40%
	Tier 1 capital	16.22%	16.91%	15.25%	15.62%	15.98%
	Total capital	17.55%	18.24%	16.60%	16.97%	17.33%
	TCE to TA (1)	7.16%	7.17%	7.36%	7.83%	8.16%
	Tangible Book Value per share (1)	$12.47	$12.16	$12.21	$12.99	$13.55
Asset Quality	NPAs to loans + OREO	4.08%	4.64%	3.85%	3.71%	3.84%
	NPAs to TCE + ALLL	26.40%	29.22%	24.13%	21.76%	21.97%
	ALLL to total loans	2.69%	2.77%	2.58%	2.68%	2.65%
	Net c/o's to avg loans (2)	3.11%	2.93%	3.21%	0.67%	0.34%
	Loan loss prov to avg loans (2)	3.12%	2.75%	2.24%	0.97%	0.36%

(1) Non-GAAP financial measure. See Appendix for more information.

(2) Presented on an annualized basis

Key Performance Drivers

Metric	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011
Classified Assets Ratio (1)	61.30%	59.85%	50.28%	45.28%	47.91%
Revenue Growth (2)	0.1%	- 3.5%	- 1.3%	- 2.5%	1.6%
Efficiency Ratio	58.78%	62.14%	65.21%	67.43%	69.70%
Loan Growth (2)	- 0.5%	- 5.0%	- 1.3%	- 0.8%	1.1%

- 18% improvement in classified assets since year end
- 2% revenue growth in Q3 2011
- Expense reduction initiatives occurring in Q4 2011 and throughout 2012
- Stable net interest income - linked quarter
- Meaningful improvement in each area is needed to achieve our long-term goals

(1) Substandard loans, OREO, classified investments as a % of Tier I capital +ALLL

(2) Sequential growth

Peoples Bancorp

Balance Sheet Focus

($ in millions)

End of Period Balances

	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011
Total Loans	$1,010.9	$ 960.7	$ 948.0	$ 940.1	$ 950.8
Total Investments (1)	611.4	620.1	638.2	641.6	636.2
Interest-Bearing Retail Deposits	1,086.9	1,059.1	1,071.2	1,068.8	1,042.5
Non-Interest-Bearing Retail Deposits	209.7	215.1	219.2	222.1	235.6
Wholesale Funding	332.2	319.2	287.3	281.5	289.6

- Loan growth challenged by problem loan workouts and weak demand
- Adjusting funding mix from higher-cost wholesale funding to low-cost deposit
- Allowing some high-cost deposit runoff given lack of asset growth
- Remaining disciplined with balance sheet management

(1) Amortized cost and excludes FHLB/FRB stock

Peoples Bancorp

Capital Trends

($ in millions)



9.80%
10.18%
10.17%
10.58%
11.13%
11.59%
11.72%
12.05%
12.40%
7.10%
7.42%
6.21%
7.22%
7.16%
7.17%
7.36%
7.83%
8.16%
YE2006
YE2007
YE2008
YE 2009
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Tier 1 Common Ratio
Tangible Common Equity to Tangible Assets

- **Plan to return remaining $18 million TARP without capital raise**
- **Improved balance sheet risk profile in 2010**
- **Capacity to grow our franchise**

Credit

Peoples Bancorp

Recent Events

- **Partial TARP repayment in Q1 2011**
  - Completed without capital raise
  - Indication credit issues are stabilizing
- **Renewed emphasis on credit basics**
  - Aligned talent against task
  - Filled Chief Credit Officer vacancy
- **Experiencing stable-to-improving trends in several credit metrics**
  - Criticized loans down 32% versus peak level (year-end 2009)
  - Q3 credit losses were lowest since 2008
- **Loan balances are starting to rebound**
  - $11 million growth during Q3
  - New production pipeline remains strong

Peoples Bancorp

Asset Quality Trends

($ in millions)

Provision for Loan Losses & Net Charge-offs



2.66%
2.69%
2.79%
2.58%
2.68%
2.65%
$5.5
$4.8
$8.0
$8.0
$7.0
$7.4
$5.3
$7.6
$2.3
$1.6
$0.9
$0.8
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Provision for loan losses
Net charge-offs
ALLL to Loans

Nonperforming Assets



4.23%
4.08%
4.64%
3.85%
3.71%
3.84%
$43.4
$41.6
$45.0
$36.8
$35.1
$36.8
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
NPLs
OREO
NPAs to Loans + OREO

Allowance for Loan Losses



70.50%
73.12%
66.10%
75.56%
79.78%
76.16%
$27.2
$27.2
$26.8
$24.4
$25.2
$25.2
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Allowance to NPLs

Classified Assets



62.19%
61.30%
59.85%
50.28%
45.28%
47.91%
$119.8
$74.5
$117.5
$71.2
$113.8
$61.6
$94.9
$84.1
$87.1
$83.1
$93.6
$58.9
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Classified assets
Watch loans
Classified Assets to Tier 1 + ALLL

2011 Process Improvements

- **Increased monitoring activities**
  - Standardized tracking report for criticized assets
  - Requiring written workout plans for each problem loan
- **Enhanced credit risk management function**
  - Formalized Loan Quality Committee
  - Created a Special Assets group
- **Refined loan underwriting process**
  - Improved loan pricing discipline
  - New credit administration software
- **Performed detailed review of problem loans**
  - Categorized into workout strategy (Rehab, Monitor, Exit)

Looking Ahead

- **Aggressive resolution of problem loans**
  - Quarterly monitoring of workout plans
  - Focus on improving migration trends
- **Restructure commercial lending function**
  - Deploy a "finders", "minders" and "grinders" strategy
  - Segregate underwriting from production
  - Place greater emphasis on business development
- **Balance loan growth with risk management**
  - Emphasize C&I and retail lending, plus new niches (health care)
  - Lessen exposure to CRE lending
  - Deploy new technology/resources

Efficiency

Peoples Bancorp

Current Environment



59.05%
57.51%
57.07%
56.30%
60.14%
60.30%
67.44%
$80.9
$83.6
$85.3
$90.6
$93.9
$91.5
$86.5
$51.3
$51.3
$51.5
$53.5
$58.7
$57.0
$58.5
2005
2006
2007
2008
2009
2010
Projected 2011
Total Revenue
Total Operating Expenses
Efficiency ratio

- **Diversified revenue is a source of strength**
  - Net interest margin being challenged by low interest rates & weak loan demand
  - Growth in fee-based revenues driven by increased production
- **Taking actions to control expenses & improve operating efficiency**
  - Cost saving initiatives provided offset to problem loan workout costs
  - Increasing regulatory burden significant driver of expense increases since 2008
- **Making investments today to position for long-term growth**
  - Working to offset incremental expenses through reductions in other areas

Looking Ahead

- **Revenue growth is expected across all business lines**
  - Emphasizing execution of sales discipline
  - Greater focus on business line performance
- **Redeploying resources from underperforming areas**
  - Ongoing rationalization of branch distribution network
  - Refining our senior management structure to drive our success
  - Creating greater capacity for meaningful growth
- **Enhancing brand positioning and marketing**
  - Working to differentiate from the competitors
- **Seeking to capitalize on external opportunities**
  - Positioning to be nimble and well-prepared for action

Growth

Our Differentiators

- **Community banking model**
  - Parity in products and delivery channels
  - More nimble and responsive to market needs
  - Positive community stature and involvement
- **Sound financial fundamentals**
  - Strong capital and liquidity positions
  - Diversified revenue stream
  - Good operating discipline
- **Strong core infrastructure**
  - Passionate, talented and diverse associates
  - Robust IT systems and capabilities
- **Long-standing, stable company**
  - Solid reputation and brand awareness
  - Sizable market share
- **Committed to prudent growth**
  - Enhancing sales force
  - Entire team working to grow today


Peoples Bank

Dear Neighbor:

Recent national and local headlines are buzzing about the cost of banking. Because of legislative changes, a growing number of banks are raising ATM surcharges, doing away with free-checking and charging for debit card usage; **and consumers are fighting mad.**

At Peoples Bank, we want to assure you that we will not change our commitment to helping our communities. We will continue to offer low-cost checking packages. Additionally, we will not charge you for having a debit card.

In fact, through several of our checking accounts, we have instituted ways for you to save money and earn rewards by using a debit card from Peoples Bank.[1]

- Use of your debit card can reduce checking account service charges with certain checking accounts being FREE with debit card transactions.[2]
- Use your debit card at ATM machines and we will REIMBURSE surcharges imposed by non-Peoples Bank ATMs.[3]
- Use your debit card and earn up to $5 in iTunes® purchases reimbursed per month.[4]

For more than 100 years, Peoples Bank has stayed true to the community bank philosophy. We live in your neighborhood, we make local decisions and our products make sense. That will never change … you have my word on it!

Sincerely,

Chuck Sulerzyski
President and Chief Executive Officer
Peoples Bank

"We will continue to offer low-cost checking packages.
Additionally, we will not charge you for having a debit card."

Peoples Bancorp

Our Capabilities

	National Banks					PEOPLES BANCORP	***Community Banks***				
Online Channel	Chase	Wells Fargo	Bank of America	PNC	Huntington		Advantage Bank	Community Trust	Wes-Banco	First Century	United Bank
Bill Pay	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes
Electronic Statements	Yes	Yes	Yes	Yes	Yes	Yes ★	Yes	No	Yes	No	Yes
Online Account Opening	Yes	Yes	Yes	Yes	Yes	Pending	No	No	No	No	No
Online Financial Management	No	Yes	Yes	Yes	Yes	Yes ★	No	No	No	No	No
ACH, Wires Stop Payments	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Positive Pay	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	No	No
Tax Services	Yes	Yes	Yes	Yes***	Yes	Yes	Yes	No	Yes	No	No
P2P Payments	Yes	Yes	Yes	Yes	Pending	In Review	No	No	No	No	No
Online Chat	No	No	Yes*	Yes	Yes	Yes ★	No	No	No	No	No
Mobile Channel											
Text Alerts	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	No	No
Bill Pay-Specific to Mobile	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	No	No
iPhone/iPad/Andriod Apps	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	No	No
Text Banking	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	No	No
Mobile Deposit Capabilities	Yes	No	Pending	Yes	No	In Review	No	No	No	No	No
Business Support Center	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	Yes	No	No
Social Media Channel											
Facebook	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes	Yes	No
Twitter	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	Yes	No	No
YouTube	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	No	No
LinkedIn	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No
Targeted online ads	Yes	N/A	Yes	Yes	Yes	Yes ★	No	No	Yes	No	No
Microsites	Yes	Yes	Yes	Yes	Yes	Yes ★	Yes	No	Yes	No	No
"Text to win" Contests	No	No	Yes**	No	No	Yes ★	No	No	No	No	No
ATM Channel	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

★ indicates Peoples has advantage over Community Bank group

Competitor information as of June 30, 2011

Peoples Bancorp

Key Strategic Targets

Strategic Focus	Metrics	Actual 3Q 2011	5-Year Target Range
Improve Asset Quality	NPAs to total loans + OREO	3.84%	0.80% to 1.00%
	Net charge-offs to average loans (1)	0.34%	0.50% to 1.00%
Adjust Balance Sheet Mix	Loans to total assets	52.65%	60% to 65%
	Deposits to total funding	85.64%	85% to 90%
High Quality, Diversified Revenue Stream	Annual revenue growth	- 2.02%	3.5% to 4.0%
	Non-interest income to total revenue	38.75%	35% to 40%
Strong Capital Position	Tier 1 common equity	12.40%	12% to 13%
	TCE to tangible assets (2)	8.16%	7% to 10%
Operating Leverage	Net interest margin (Fully-tax equivalent) (3)	3.42%	3.55% to 3.65%
	Efficiency (3)	67.44%	60% to 65%
Execute on Strategies	Return on common equity (3)	5.22%	10% to 12%
	Dividend payout (3)	27.46%	30% to 50%
	Book value per common share	$19.70	$20.00 to $25.00

(1) Presented on an annualized basis

(2) Non-GAAP financial measure. See Appendix for more information.

(3) Presented on a year-to-date basis.

Focus on Business Lines

Peoples Bancorp

Retail Banking

- Build stronger sales force
- Expand talent in growth markets
- Branch rationalization/efficiency
- Consumer loan growth
- Alternate delivery channels
- Build out current markets
- Refresh branch offices

Commercial Banking

- Increase production levels
- Add producers in growth markets
- Develop niche lending programs
- Capitalize on cross-sell opportunities
- Greater pricing discipline
- New credit administration system

Target Marketing & Rebranding

Wealth Management

- Focus on top-line revenue growth
- Improve operating efficiency
- Full integration with other business lines
- Acquire new talent and business
- Competitive fee structure

Insurance

- Focus on top-line revenue growth
- Explore M&A opportunities
- Business development
- Improve operating efficiency

Peoples Bancorp

Focus on Business Lines

Sales and Service Discipline


Define the Goals
Training
Measure-ments
Coaching
Rewards and Consequences

- **Leadership sales and coaching training starts in December**
- **Commercial, Insurance and Investment training completed in Q1 2012**
- **Retail training completed by end of April 2012**
- **All managers trained in coaching and sales management disciplines**
- **All client facing personnel trained in cross selling other lines of business**

Growing Our Franchise

Since January 1, 2011…



1.1.11
www.AreU1.com
www.AreU1.com
CHANGES
www.AreU1.com

Introduced new checking product lineup

GET ALL THE BENEFITS YOU WANT. START SAVING TODAY.

Checking Benefits	Peoples Power Checking	Peoples Performance Checking	Peoples Prime Checking*	Peoples Checking	Peoples Student Checking**
No Minimum Balance	•		•	•	•
Earns Interest		•			
Free Checks		•	•		
Free Online Banking, Bill Pay & FinanceWorks™	•	•	•	•	•
Free ATM Use	•				•
Cell Phone Replacement Protection	•				
ID Theft Protection Benefits	•	•	•	•	•
Everyday Discounts	•				
Health Care Discounts	•		•		
iTunes Rewards					•
Monthly Fee	$6, reduced fee with debit card purchases	$15, if balance falls below $1,000	$0	$5, or $0 with Direct Deposit or 5 debit card purchases	$0

* Limited to customers age 50+ **Available to high school and college students up to age 23

Opened new banking office in Lancaster OH



Peoples Bank



Peoples Bank



New office in Vienna WV coming soon!

Growing Our Franchise

Enhanced Online Banking Services…



My Financial Institution
Home
Transactions
Trends
Goals
Business
Accounts
See Where Your Money Is Going
Groceries
Dining
Coffee
$70
$74
$55
VIEW ALL SPENDING
VIEW ALL GOALS
Alerts & Reminders
Net Worth
$399,811

Increased visibility through social media channels…

www.facebook.com/PeoplesBank
www.twitter.com/PeoplesBank
www.youtube.com/PeoplesBankTV

Expanded mobile banking to include …



Peoples mobile
Fast, convenient and secure access to your account anytime, anywhere.
TEXT
WEB
APP

New Website with Online Account Opening coming soon!

Peoples Bancorp

Growing Our Franchise

Created new partnerships within our communities …



We Grow Business
www.HelpGrowMyBiz.com
Peoples Bank



Your Oil & Gas
Partner
Peoples Bank



Text 'GoHerd'
to 75324
to Win Peoples Bank
HERD Fan of the Week.
You Could
WIN:



Peoples Bank
POWER JACKPOT
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IMG
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WIN $5,000 in office equipment

Asset Allocation Trend



Loans and Investments
38%
20%
to
30%
37%
29%
60% to
65%
60%
53%
53%
2006
2007
2008
2009
2010
Projected 2011
Strategic Plan Goal
CRE
C&I
Retail
Investments

Strategic Plan Goal data represents target range at the end of the 5-year plan period.

Funding Allocation Trends



Deposits and Borrowings
33%
20%
18%
10%
to
20%
27%
35%
39%
35% to
45%
2006
2007
2008
2009
2010
Projected 2011
Strategic Plan Goal
Retail CDs
MMDs
Checking & Savings
Wholesale funding

Strategic Plan Goal data represents target range at the end of the 5-year plan period.

Revenue & Expense Trend


Operating Leverage
57.51%
57.07%
56.30%
60.14%
60.30%
65.21%
60% to
65%
36%
38%
35% to
40%
3.29%
3.32%
3.51%
3.48%
3.51%
3.43%
3.55% to
3.65%
2006
2007
2008
2009
2010
Projected 2011
Strategic Plan Goal
Net interest income
Non-interest income
Efficiency ratio
NIM

Strategic Plan Goal data represents target range at the end of the 5-year plan period.

Market Growth Opportunities

Central Ohio
- High growth potential
- Recently added new talent

Morgantown Potential
- Minimal community banks
- Nearly 30,000 people

Footprint Development
- Increase market share in all areas
- Possible M&A opportunities
- Insurance & Wealth Management expansion potential



Cleveland
77
OH
Columbus
70
Zanesville
Lancaster
71
33
Morgantown
Cincinnati
Marietta
79
Athens
Parkersburg
50
WV
Ashland
Huntington
64
Charleston
KY

I-64 Expansion
- De novo expansion
- Insurance & Wealth Management growth opportunities

Summary

- Strengthen credit structure
- Return remaining TARP
- Control costs
- Pursue prudent growth

Nasdaq: PEBO

Questions?

Chuck Sulerzyski

President and
Chief Executive Officer

Ed Sloane

Chief Financial Officer
and Treasurer

Appendix

Stock Performance

12/31/2010 to 11/14/2011



PEOPLES BANC INC
KBW REGIONAL BANKING INX
KBW BANK INDEX
10
0
-10
-20
-30
-40
21JAN11
11FEB
4MAR
25
15APR
6MAY
27
17JUN
8JUL
29
19AUG
9SEP
30
21OCT
11NOV

Annualized Returns

PEBO	-12.6%
KBW Regional	-13.3%
KBW Bank	-28.1%

6/15/2011 to 11/14/2011



PEOPLES BANC INC
KBW REGIONAL BANKING INX
KBW BANK INDEX
40
30
20
10
0
-10
-20
-30
1JUL
15
29
12AUG
26
9SEP
23
7OCT
21
4NOV

Annualized Returns

PEBO	85.7%
KBW Regional	-11.0%
KBW Bank	-35.4%

Peoples Bancorp

Stock Performance



Total Returns
1–Year
3–Year
5–Year
-6%
7%
-4%
-3%
-13%
55%
-16%
-14%
-46%
2%
-46%
-32%
Peoples Bancorp
SPX 500 Index
NASDAQ Bank Index
Peer Group

Peer Group data is comprised of the 22 publicly-traded financial institution holding companies more fully defined in Peoples' definitive proxy materials for the 2011 Annual Meeting of Shareholders.

Earnings Performance



Annual Results
$1.71
$0.72
$1.94
$0.78
$2.01
$0.83
$1.74
$0.88
$0.72
$0.91
$0.22
$0.66
$0.34
$0.40
2004
2005
2006
2007
2008
2009
2010
Earnings per common share
Cash dividends declared per common share



Quarterly Results
$(0.01)
$0.10
$0.01
$0.10
$0.13
$0.10
$0.26
$0.10
$0.35
$0.10
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011

Dividend data presented above reflects amounts declared with respect to earnings for the quarterly period indicated. Beginning in Q2 2011, Peoples modified the quarterly dividend schedule to consider and declare dividends during the first month following quarter-end.

Pre-Tax, Pre-Provision Income

Peoples Bancorp

	2006	2007	2008	2009	2010	Q3 2010	Q2 2011	Q3 20111
Income before income taxes	$ 29,423	$ 23,874	$ 7,615	$ 3,126	$ 5,753	$ 192	$ 3,807	$ 5,806
Add: Provision for loan losses	3,622	3,959	27,640	25,721	26,916	8,005	2,295	865
Add: Intangbile amortization	2,261	1,934	1,586	1,252	918	224	152	141
Add: FDIC special assessment	–	–	–	930	–	–	–	–
Add: Impairment losses	–	6,170	4,260	7,707	1,786	–	–	–
Add: Losses on assets	–	–	–	–	39	820	500	–
Less: Gains on assets	746	184	2,424	1,343	–	–	–	446
Pre-tax, Pre-provision income	**$34,560**	**$35,753**	**$38,677**	**$37,393**	**$35,412**	**$ 9,241**	**$ 6,754**	**$ 6,366**

Pre-tax, pre-provision income represent a non-GAAP financial measure commonly used to evaluate the operating performance and trends of financial services companies, including Peoples.

Net Interest Margin



5.60%
5.51%
5.32%
5.24%
5.24%
4.94%
4.89%
4.81%
4.66%
3.45%
3.50%
3.52%
3.49%
3.58%
3.44%
3.43%
3.43%
3.39%
2.51%
2.35%
2.09%
2.04%
1.94%
1.77%
1.72%
1.63%
1.51%
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 20111
Q3 2011
Earning Assets
Net Interest Margin
Interest Bearing liabilities

Presented on a fully-tax equivalent basis

Non-Interest Income

($ in thousands)



$30,379
$31,350
$32,097
$32,050
$31,634
$32,268

	2006	2007	2008	2009	2010	2011*
Other	$3,288	$3,385	$3,037	$3,594	$3,173	$2,675
E-Banking	$3,080	$3,524	$3,882	$3,954	$4,686	$5,125
Trust & investment	$4,258	$4,983	$5,139	$4,722	$5,348	$5,300
Insurance	$9,538	$9,568	$9,902	$9,390	$8,846	$9,285
Deposit service charges	$10,215	$9,890	$10,137	$10,390	$9,581	$9,883

** 2011 information reflects Q3 data presented on an annualized basis*

Revenue & Expense Trends

($ in millions)

Operating Revenues



3.29%
3.32%
3.51%
3.48%
3.51%
3.41%
$83.6
$85.6
36%
36%
2006
2007
2008
2009
2010
2011*
Net interest income
Non-interest income
Net interest margin

Operating Expenses



57.51%
57.07%
56.30%
60.14%
60.30%
65.21%
$51.3
$58.5
51%
547
FTEs
52%
539
FTEs
2006
2007
2008
2009
2010
2011*
Salary & Benefits
Other operating expense
FDIC expense
Efficiency ratio

** 2011 information reflects Q3 data presented on an annualized basis*

FTEs = Full-time equivalent employees

Peoples Bancorp

Balance Sheet Trends

($ in millions)

Earning Assets


$1,117.9
$1,105.2
$1,081.1
$1,024.8
$1,024.7
$988.9
$983.7
$934.0
$923.6
$915.0
$925.6
$553.1
$567.4
$710.0
$763.7
$767.0
$747.2
$682.4
$687.6
$664.5
$678.8
$672.4
2006
2007
2008
2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Net Loans
Total Investments

Funding Sources


$455.1
$473.8
$482.6
$549.7
$550.4
$554.3
$563.1
$553.6
$603.5
$605.1
$608.9
$649.3
$653.0
$731.9
$743.8
$768.2
$739.4
$733.5
$720.5
$691.4
$685.9
$669.2
$554.2
$536.6
$581.6
$448.5
$428.9
$417.4
$332.2
$319.2
$297.1
$281.5
$289.6
2006
2007
2008
2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Retail CD & MMDA
Checking & Savings
Wholesale funding

Regulatory Capital

Net Risk-Weighted Assets
($ in millions)

Total Regulatory Capital
($ in thousands)



$1,348
$1,301
$1,316
$1,245
$1,246
$1,213
$1,201
$1,150
$1,143
$1,135
$1,128
$177,523
$172,117
$173,470
$209,144
$209,647
$211,509
$210,768
$209,738
$189,672
$192,663
$195,485

	YE2006	YE2007	YE2008	YE2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011
TARP	$0	$0	$0	$39,000	$39,000	$39,000	$39,000	$39,000	$18,000	$18,000	$18,000
Tier 2	$16,084	$17,184	$17,216	$16,322	$16,436	$16,070	$15,968	$15,331	$15,358	$15,376	$15,191
Tier 1-Trust Preferred	$29,413	$22,190	$22,494	$22,075	$22,108	$22,141	$22,176	$22,210	$22,423	$22,445	$22,466
Tier 1 Common	$132,026	$132,743	$133,760	$131,747	$132,103	$134,298	$133,624	$133,197	$133,891	$136,842	$139,828

Peoples Bancorp

Asset Quality Trends

($ in millions)



NPAs to Total Assets
Net Charge-offs to Avg. Loans
Total Credit Losses
Loans
OREO
Investments
0.41%
0.43%
0.37%
0.53%
0.51%
2.09%
2.03%
2.45%
2.66%
0.30%
0.25%
0.21%
0.35%
0.25%
1.83%
1.96%
$3.6
$2.5
$2.0
$3.6
$10.1
$31.9
$33.4
$31.9
2003
2004
2005
2006
2007
2008
2009
2010
2.57%
2.14%
2.76%
1.86%
3.11%
2.93%
3.21%
0.67%
0.34%
2.16%
2.03%
1.79%
2.21%
2.21%
2.45%
2.04%
1.95%
2.04%
$16.1
$8.5
$7.5
$6.8
$9.0
$7.8
$5.3
$2.8
$0.4
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011

Non-GAAP Measures

($ in thousands)

Peoples uses tangible common equity ratios to evaluate the adequacy of Peoples' stockholders' equity. Such ratios represent non-GAAP financial information since their calculation removes the impact of intangible assets acquired through acquisitions on the consolidated balance sheets . Management believes this information is useful to investors since it facilitates the comparison of Peoples' operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-GAAP financial measures to amounts reported in Peoples' consolidated financial statements.

	As of December 31,					September 30
	2006	2007	2008	2009	2010	2011
Tangible Common Equity:						
Total stockholders' equity, as reported	$ 197,169	$ 202,836	$ 186,626	$ 243,968	$ 230,681	$ 224,530
Less: goodwill and other intangible assets	68,852	68,029	66,406	65,599	64,870	64,489
Less: preferred stockholders' equity	-	-	-	38,543	38,645	17,875
Tangible common equity	$ 128,317	$ 134,807	$ 120,220	$ 139,826	$ 127,166	$ 142,166
Tangible Assets:						
Total assets, as reported	$ 1,875,255	$ 1,885,553	$ 2,002,338	$ 2,001,827	$ 1,837,985	$ 1,805,743
Less: goodwill and other intangible assets	68,852	68,029	66,406	65,599	64,870	64,489
Tangible assets	$ 1,806,403	$ 1,817,524	$ 1,935,932	$ 1,936,228	$ 1,773,115	$ 1,741,254
Tangible Common Equity to Tangible Assets Ratio:						
Tangible common equity	$ 128,317	$ 134,807	$ 120,220	$ 139,826	$ 127,166	$ 142,166
Tangible assets	$ 1,806,403	$ 1,817,524	$ 1,935,932	$ 1,936,228	$ 1,773,115	$ 1,741,254
Tangible common equity to tangible assets	7.10%	7.42%	6.21%	7.22%	7.17%	8.16%
Tangible Book Value per Share						
Tangible common equity	$ 128,317	$ 134,807	$ 120,220	$ 139,826	$ 127,166	$ 142,166
Common shares outstanding	10,651,985	10,296,748	10,333,884	10,374,637	10,457,327	10,489,400
Tangible book value per share	$ 12.05	$ 13.09	$ 11.63	$ 13.48	$ 12.16	$ 13.55

Peoples Bancorp

Non-GAAP Measures

($ in thousands)

Peoples uses tangible common equity ratios to evaluate the adequacy of Peoples' stockholders' equity. Such ratios represent non-GAAP financial information since their calculation removes the impact of intangible assets acquired through acquisitions on the consolidated balance sheets . Management believes this information is useful to investors since it facilitates the comparison of Peoples' operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-GAAP financial measures to amounts reported in Peoples' consolidated financial statements.

	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011
Tangible Common Equity:					
Total stockholders' equity, as reported	$ 233,759	$ 230,681	$ 210,485	$ 218,527	$ 224,530
Less: goodwill and other intangible assets	64,934	64,870	64,765	64,602	64,489
Less: preferred stockholders' equity	38,619	38,645	17,850	17,862	17,875
Tangible common equity	$ 130,206	$ 127,166	$ 127,870	$ 136,063	$ 142,166
Tangible Assets:					
Total assets, as reported	$ 1,883,689	$ 1,837,985	$ 1,801,590	$ 1,802,703	$ 1,805,743
Less: goodwill and other intangible assets	64,934	64,870	64,765	64,602	64,489
Tangible assets	$ 1,818,755	$ 1,773,115	$ 1,736,825	$ 1,738,101	$ 1,741,254
Tangible Common Equity to Tangible Assets Ratio:					
Tangible common equity	$ 130,206	$ 127,166	$ 127,870	$ 136,063	$ 142,166
Tangible assets	$ 1,818,755	$ 1,773,115	$ 1,736,825	$ 1,738,101	$ 1,741,254
Tangible common equity to tangible assets	7.16%	7.17%	7.36%	7.83%	8.16%
Tangible Book Value per Share					
Tangible common equity	$ 130,206	$ 127,166	$ 127,870	$ 136,063	$ 142,166
Common shares outstanding	10,438,510	10,457,327	10,474,507	10,478,149	10,489,400
Tangible book value per share	$ 12.47	$ 12.16	$ 12.21	$ 12.99	$ 13.55

Peoples Bancorp®

Nasdaq: PEBO

Investor Presentation

November 2011

Chuck Sulerzyski
President and
Chief Executive Officer

Ed Sloane
Chief Financial Officer
and Treasurer